UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February, 6, 2006

                                 TECHEDGE, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        000-50005               04-3703334
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

         33 Wood Avenue South, 7F
            Iselin, New Jersey                                     07310
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   (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (732) 632-9896
        -----------------------------------------------------------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

      On February 6, 2006, the Board of Directors of Techedge Inc. (the "Company") dismissed Rosenberg, Rich, Baker, Berman & Co. ("RRBB") as the Company's independent registered public accounting firm. The decision to change accountants was made unanimously by the Company's Board of Directors.

      RRBB's reports on the Company's financial statements for the past two fiscal years contained a statement that the Company had no established sources of revenues and as such raised substantial doubt about the Company's ability to continue as a going concern. Except for the statement discussed in the immediately preceding sentence, RRBB's reports on the Company's financial statements for the past two fiscal years did not contain any adverse opinion, disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the two most recent fiscal years and through February 6, 2006, there have been no disagreements with RRBB on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RRBB, would have caused RRBB to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such periods.

      During the two most recent fiscal years and through February 6, 2005, there have been no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

      The Company has provided RRBB with a copy of this Form 8-K and requested that RRBB furnish it with a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made by the Company herein, and if not, stating the respects in which it does not agree. By letter dated February 7, 2006, attached as Exhibit 16.1 to this Current Report on Form 8-K, RRBB stated that it agreed with the statements contained herein related to it.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

      Exhibit No.      Description
      -----------      -----------

      16.1 Letter of RRBB, dated as of February 7, 2006, to the Securities and Exchange Commission, regarding agreement with the statements made in this Form 8-K.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        TECHEDGE, INC.


                        By /s/ Ya Li
                           ------------------------------
                           Name:  Ya Li
                           Title: Chief Financial Officer


Dated: February 8, 2006


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

                                  EXHIBIT INDEX


      Exhibit No.      Description
      -----------      -----------

      16.1 Letter of RRBB, dated as of February 7, 2006, to the Securities and Exchange Commission, regarding agreement with the statements made in this Form 8-K.


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